AMENDMENT 4
                                       TO
                              EMPLOYMENT AGREEMENT


     THIS AMENDMENT dated as of November 1, 1996 to EMPLOYMENT AGREEMENT dated as of August 1, 1994 (the "Employment Agreement") between DANSKIN, INC. ("Employer") and Beverly Eichel ("Employee"):

     NOW, THEREFORE, in consideration off the premises of such Employment Agreement and the covenants contained therein, and other good and valuable consideration, the Employer and Employee hereby agree to amend AMENDMENT 2 of the Employment Agreement in the following respects:

     Effective November 1, 1996, Amendment 2 shall become null and void.

Paragraph 4.02 of the Employment Agreement is hereby amended to include the following:

      vi) a lump sum payment in the amount of $47,917 representing Base Compensation earned by the employee under the Employment Agreement but unpaid for the period from January 1, 1995 and October 31, 1996. This amount shall be paid no later than the last day of the month in which the Employee is terminated for any reason other than "for cause" or resigns her employment following a "change in control."

     IN WITNESS WHEREOF, the parties have executed this Amendment 4 as of the date first written above.



For the Employer:                        DANSKIN, INC.


                                         By: /s/ Mary Ann Domuracki
                                             ----------------------
                                             Mary Ann Domuracki
                                             Chief Executive Officer

                                         Attest: /s/ Lynn Golubchik
                                                 ------------------------
                                                 Lynn Golubchik
                                                 Assistant Secretary

For the Employee                                 /s/ Beverly Eichel
                                                 -----------------------
                                                 Beverly Eichel